SCHWAB CAPITAL TRUST
(the “Trust”)

Schwab Small-Cap Index Fund
Schwab International Index Fund
(each, a “Fund”)

Supplement dated December 29, 2011 to the
Prospectus dated February 28, 2011
as supplemented October 14, 2011

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on September 14, 2011, the Board of Trustees of the Trust approved a change to the benchmark index for the Schwab Small-Cap Index Fund and the Schwab International Index Fund and to each Fund’s investment strategy to require that each Fund invest 80% of its net assets in stocks that are included in the Russell 2000® Index and the MSCI EAFE Index, respectively. The investment policy change for the Schwab Small-Cap Index Fund was effective on December 14, 2011. The investment policy change for the Schwab International Index Fund was effective on December 20, 2011. At the same meeting, the Board of Trustees approved a reduction in the contractual expense limitation of the investment adviser and its affiliates on the net annual operating expenses of the Schwab Small-Cap Index Fund, effective November 1, 2011. The Prospectus was previously supplemented on October 14, 2011 to reflect these changes. This supplement replaces, in its entirely, the prior supplement dated October 14, 2011.

1.	Change to Investment Policy — Schwab International Index Fund

Effective December 20, 2011, the Fund’s investment strategy changed to require that the Fund invest 80% of its net assets in stocks that are included in the MSCI EAFE Index. Accordingly, the Prospectus is revised as follows:

The first paragraph of the “Principal investment strategies” section on Page 18 of the Prospectus is deleted and replaced in its entirety with the following:

To pursue its goal, the fund generally invests in stocks that are included in the MSCI EAFE Index.1 It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher.

The third paragraph of the “Principal investment strategies” section on Page 19 of the Prospectus is deleted and replaced in its entirety with the following:

The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East, and as of November 30, 2011, it consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The paragraph noted as “Index” of the “Fund details” section beginning on Page 30 of the Prospectus is deleted and replaced in its entirety with the following:

The fund seeks to achieve its investment objective by tracking the total return of the MSCI EAFE Index. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East, and as of November 30, 2011, it consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

1 Index ownership — “MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.

2.	Change to Investment Policy — Schwab Small-Cap Index Fund

Effective December 14, 2011, the Fund’s investment strategy changed to require that the Fund invest 80% of its net assets in stocks that are included in the Russell 2000® Index. Accordingly, the Prospectus is revised as follows:

The first paragraph of the “Principal investment strategies” section on Page 9 of the Prospectus is deleted and replaced in its entirety with the following:

To pursue its goal, the fund generally invests in stocks that are included in the Russell 2000® Index.2 It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher.

The third paragraph of the “Principal investment strategies” section on Page 10 of the Prospectus is deleted and replaced in its entirety with the following:

The Russell 2000 Index measures the performance of the small-cap sector of the U.S. equity market. The Russell 2000 is a subset of the Russell 3000®, representing approximately the 2000 smallest issuers and, as of November 30, 2011, approximately 10% of the total market capitalization of the Russell 3000.

The paragraph noted as “Index” of the “Fund details” section beginning on Page 26 of the Prospectus is deleted and replaced in its entirety with the following:

The fund seeks to achieve its investment objective by tracking the total return of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap sector of the U.S. equity market. The Russell 2000 is a subset of the Russell 3000, representing approximately the 2000 smallest issuers and, as of November 30, 2011, approximately 10% of the total market capitalization of the Russell 3000.

The fourth paragraph under “Investment strategy” of the “Fund details” section on Page 26 of the Prospectus is deleted in its entirety.

3.	Change to Net Annual Operating Expenses — Schwab Small-Cap Index Fund

Effective November 1, 2011, the net annual operating expenses of the fund are as follows:

Current Net Operating	Current Net Operating	New Net Operating
Expenses	Expense Limit	Expense Limit

0.19%	0.19%	0.17%

Accordingly, the “Fund fees and expenses” section and “Example” section on Page 9 of the Prospectus is deleted and replaced in its entirety with the following:

2 Index ownership — “Russell 2000” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fees (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.15
Distribution (12b-1) fees	None
Other expenses	0.05

Total annual fund operating expenses	0.20
Less expense reduction	(0.03)

Total annual fund operating expenses after expense reduction[1]	0.17

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.17% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years

$17	$55	$96	$217

4.	Calendar Quarter Performance — Schwab Small-Cap Index Fund

The “Annual total returns” section under “Performance” on page 11 is supplemented with the addition of the following:

The fund’s year-to-date return as of the calendar quarter ended September 30, 2011 was (15.30%)

5.	Calendar Quarter Performance — Schwab International Index Fund

The “Annual total returns” section under “Performance” on page 20 is supplemented with the addition of the following:

The fund’s year-to-date return as of the calendar quarter ended September 30, 2011 was (15.61%)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG65678-00 (12/11) © 2011 All Rights Reserved

SCHWAB CAPITAL TRUST
(the “Trust”)

Schwab International Index Fund
Schwab Small-Cap Index Fund
(each, a “Fund”)

Supplement dated December 29, 2011 to the
Statement of Additional Information dated February 28, 2011
as supplemented May 26, 2011

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the
Statement of Additional Information.

At a meeting held on September 14, 2011, the Board of Trustees of the Trust approved a change to the benchmark index for the Schwab Small-Cap Index Fund and the Schwab International Index Fund and to each Fund’s investment strategy to require that each Fund invest 80% of its net assets in stocks that are included in the Russell 2000® Index and the MSCI EAFE Index, respectively. The investment policy change for the Schwab Small-Cap Index Fund was effective on December 14, 2011. The investment policy change for the Schwab International Index Fund was effective on December 20, 2011. Accordingly, the Statement of Additional Information is supplemented to reflect the following:

The information pertaining to the Schwab Small-Cap Index Fund under “Change to Investment Policy of Certain Funds” “Schwab Equity Index Funds” in the “Investment Objectives” section on page 7 is deleted and replaced in its entirety with the following:

The Schwab Small-Cap Index Fund® will, under normal circumstances, invest at least 80% of its net assets in securities included in the Russell 2000® Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Russell 2000 Index is an established index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately the 2,000 smallest issues and, as of November 30, 2011, approximately 10% of the total market capitalization of the Russell 3000 Index. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

Charles Schwab Investment Management, Inc. (“CSIM”), the fund’s investment adviser, has entered into an agreement with Russell Investment Group (“Russell”), pursuant to which, CSMI has been granted a license to certain of the Russell indexes and the Russell trademarks, which has in turn been sublicensed to the fund. Under the sublicensing agreement between CSIM and the fund, the fund pays all applicable licensing fees.

The Schwab Small-Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Schwab Small-Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell indexes.

Russell’s publication of the Russell indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell indexes are based. Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell indexes or any data included in the Russell indexes. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell indexes or any data included therein, or any security (or combination thereof) comprising the Russell indexes. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell index(es) or any data or any security (or combination thereof) included therein.

The information pertaining to the Schwab International Index Fund under “Change to Investment Policy of Certain Funds” “Schwab Equity Index Funds” in the “Investment Objectives” section beginning on page 7 is deleted and replaced in its entirety with the following:

The Schwab International Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the MSCI EAFE Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The MSCI EAFE Index is an industry-recognized index composed of MSCI country indices representing developed markets outside of North America—Europe, Australasia, and the Far East. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of November 30, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by CSIM, the fund’s investment adviser, which has in turn been sublicensed to the fund. Under the sublicensing agreement between CSIM and the fund, the fund pays all applicable licensing fees.

None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the fund or any other person or entity regarding the advisability of investing in funds generally or in the fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the fund or the issuer or owners of the fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer or owners of the fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by or the consideration into which the fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the fund or any other person or entity in connection with the administration, marketing or offering of the fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The “Description of Schwab Indices” under “Change to Investment Policy of Certain Funds” “Schwab Equity Index Funds” in the “Investment Objectives” section on page 8 is deleted and replaced in its entirety with the following:

Description of Schwab Index. The Schwab 1000 Index® was developed and is maintained by Schwab. Schwab receives no compensation from the fund for maintaining this index. Schwab reviews and, as necessary, revises the list of companies whose securities are included in the Schwab 1000 Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify the index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spinoffs or bankruptcy filings made because of a company’s inability to continue operating as a going concern).

Schwab may change the Schwab 1000 Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index to be more representative of the domestic equity market. The Board of Trustees may select another index for the Schwab 1000 Index® Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund’s shareholders.

A particular stock’s weighting in the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.

The information pertaining to the Schwab Small-Cap Index Fund under “Schwab Equity Index Funds” in the “Investment Limitations and Restrictions” section on page 30 is deleted and replaced in its entirety with the following:

In addition, the Schwab Small-Cap Index Fund®

(1)	Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Russell 2000® Index.

The information pertaining to The Schwab International Index Fund under “Schwab Equity Index Funds” in the “Investment Limitations and Restrictions” section on page 30 is deleted and replaced in its entirety with the following:

In addition, the Schwab International Index Fund®

(1)	Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the MSCI EAFE Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG65689-00     (12/11) © 2011 All Rights Reserved